FIRST AMERICAN FUNDS TRUST

Government Obligations Fund

Institutional Prime Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

(collectively, the “First American Money Market Funds”)

Statement of Additional Information (SAI) Supplement dated June 17, 2026

This information supplements the First American Money Market Funds SAI dated November 14, 2025. Please retain this supplement for future reference.

The table on pages 17-18 of the SAI under the heading “Trustees and Executive Officers—Executive Officers” is replaced by the following:

Executive Officers

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

James D. Palmer U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1964) [1]	President	Re-elected by the Board annually; President of FAF since September 2024	Chief Investment Officer, U.S. Bancorp Asset Management, Inc.

Lisa A. Isaacson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1970) [1]	Vice President	Re-elected by the Board annually; Vice President of FAF since September 2024	Chief Administrative Officer, U.S. Bancorp Asset Management, Inc. since August 2024; prior thereto, Managing Director of Strategic Initiatives, U.S. Bancorp Asset Management, Inc.

Jeffrey M. Plotnik U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1969) [1]	Vice President	Re-elected by the Board annually; Vice President of FAF since September 2024	Senior Managing Director of Money Market Funds Management, U.S. Bancorp Asset Management, Inc.

Brent G. Smith U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1981) [1]	Treasurer	Re-elected by the Board annually; Treasurer of FAF since June 2026; prior thereto, Assistant Treasurer of FAF (October 2021 – June 2026)	Manager of Fund Administration, U.S. Bancorp Asset Management, Inc.

Erika M. Panyard U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1968) [1]	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAF since June 2026	Head of Treasury and Fund Administration, U.S. Bancorp Asset Management, Inc. since December 2025; prior thereto, Operations Manager, U.S. Bancorp Global Fund Services LLC.

Leo J. Karwejna U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976) [1]	Chief Compliance Officer and Anti-Money Laundering Officer	Re-elected by the Board annually; Chief Compliance Officer of FAF since March 2024; Anti-Money Laundering Officer of FAF since April 2024	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since March 2024; prior thereto, Chief Compliance Officer of PFM Asset Management LLC.

Greg R. Kirchhoff U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1979) [1]	Deputy Chief Compliance Officer	Re-elected by the Board annually; Deputy Chief Compliance Officer of FAF since September 2024	Managing Director of Liquidity Fund Compliance, U.S. Bancorp Asset Management, Inc. since May 2024; Managing Director of Portfolio Compliance, U.S. Bancorp Asset Management, Inc. since September 2021; prior thereto, Managing Director of Operations, U.S. Bancorp Asset Management, Inc.

Richard J. Ertel U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967) [1]	Secretary	Re-elected by the Board annually; Secretary of FAF since October 2021	Chief Counsel, U.S. Bancorp Asset Management, Inc.

Scott F. Cloutier U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973) [1]	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAF since October 2021	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc.

[1]	Each are officers and/or employees of U.S. Bancorp Asset Management, Inc., which serves as investment adviser and administrator for FAF.

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The table and paragraphs on page 21 of the SAI under the heading “Trustees and Executive Officers—Trustee Compensation” is replaced by the following:

Trustee Compensation

Effective January 1, 2026, FAF pays Trustees who are not paid employees or affiliates of the Funds an annual retainer of $205,000 ($285,000 in the case of the Chair). The Audit Committee Chair receives an additional annual retainer of $21,000 and the Governance Committee Chair receives an additional annual retainer of $18,000.

Trustees also receive $3,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, Trustees are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified above are allocated evenly among the funds in FAF.

The Funds do not provide any other pension or retirement benefits to Trustees.

The following table sets forth information concerning aggregate compensation paid to each Trustee of FAF (i) by FAF (column 2), and (ii) by FAF Inc. (column 5) during the fiscal year ended August 31, 2025. No executive officer or affiliated person of FAF received any compensation from FAF in excess of $60,000 during such fiscal period.

Compensation during Fiscal Year Ended August 31, 2025

Name of Person Position	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Registrant and FAF Paid to Trustees

David K. Baumgardner, Trustee	$ 215,000	-0-	-0-	$ 215,000
James D. McDonald, Trustee	195,000	-0-	-0-	195,000
Jennifer J. McPeek, Trustee	212,000	-0-	-0-	212,000
Harpreet Saluja, Trustee	195,000	-0-	-0-	195,000
P. Kelly Tompkins, Chair	270,000	-0-	-0-	270,000

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